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                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
         LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
       MODIFIED SINGLE PREMIUM INDIVIDUAL VARIABLE LIFE INSURANCE POLICIES

                                    ISSUED BY

              METLIFE OF CT FUND UL II FOR VARIABLE LIFE INSURANCE METLIFE OF CT VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE METLIFE OF CT VARIABLE LIFE INSURANCE SEPARATE ACCOUNT TWO

                         SUPPLEMENT DATED JUNE 29, 2007

This supplement updates the prospectuses for the variable life insurance policies ("Policies") listed below, and contains information that should be read and maintained for future reference.

                                     MERGER

Subject to regulatory approvals and tax rulings, the company that issued your Policy, MetLife Life and Annuity Company of Connecticut ("MLAC"), will merge with and into MetLife Insurance Company of Connecticut ("MetLife of CT") on or about December 7, 2007. (MetLife of CT is described in the prospectus for your Policy and/or any supplements thereto.) Upon consummation of the merger, MLAC's separate corporate existence will cease by operation of law, and MetLife of CT will assume legal ownership of all of the assets of MLAC, including those relating to the registered separate accounts (collectively, the "Separate Accounts") that currently fund the variable life insurance contracts (collectively, "VL Contracts") issued by MLAC, and the assets of those Separate Accounts. As a result of the merger, MetLife of CT also will become responsible for all of MLAC's liabilities and obligations, including those created under the VL Contracts. The VL Contracts will thereby become variable contracts funded by separate accounts of MetLife of CT, and each VL Contract owner will thereby become a contract owner of MetLife of CT. The merger will not affect the provisions of, and the rights and obligations under, the VL Contracts. MetLife of CT does not expect the merger to dilute or otherwise adversely affect the economic interests of VL Contract owners, or to have any tax consequences on VL Contract owners.

                                    * * * * *

This supplement relates to the following variable life insurance policy prospectuses dated April 30, 2007:
-    MetLife Variable Life
-    MetLife Variable Survivorship Life II
-    MetLife Variable Life Accumulator--Series 3

This supplement relates to the following variable life insurance policy prospectuses dated May 2, 2005 (as supplemented):
-    MarketLife
-    MetLife Variable Survivorship Life Insurance
-    MetLife Variable Life Accumulator
-    MetLife Variable Life Accumulator--Series 2
-    VintageLife
-    Portfolio Architect Life

You can obtain a copy of the prospectus for your Policy and any applicable supplements by writing to MetLife Insurance Company of Connecticut, One Cityplace, 185 Asylum Street, Hartford, Connecticut, 06103-3415, or by calling 1-800-334-4298.